Exhibit 99.2
Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Unifi, Inc.
Second Quarter Ended
December 27, 2009
Conference Call

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Cautionary Statement
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, changes in currency exchange rates, interest and inflation rates, changes in consumer spending, customer preferences, fashion trends and end-uses, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and the ability to sell excess assets. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Income Statement Highlights
(Amounts in thousands)
(Unaudited)

	For the Quarters Ended
	December 27, 2009	December 28, 2008
Net sales from continuing operations	$142,255	$125,727
Depreciation and amortization expense	6,648	7,633
Selling, general and administrative expense	12,152	9,304
Interest expense	5,223	5,748
Income (loss) from continuing operations before income taxes	3,077	(8,670)
Income (loss) from continuing operations	1,953	(9,284)
Net income (loss)	1,953	(9,068)

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Income Statement Highlights
(Amounts in thousands)
(Unaudited)

	For the Six-Months Ended
	December 27, 2009	December 28, 2008
Net sales from continuing operations	$285,106	$294,736
Depreciation and amortization expense	13,344	17,391
Selling, general and administrative expense	23,316	19,849
Interest expense	10,715	11,713
Income (loss) from continuing operations before income taxes	8,101	(7,357)
Income (loss) from continuing operations	4,442	(9,856)
Net income (loss)	4,442	(9,744)

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Volume and Pricing Highlights
(Amounts in thousands, except percentages)
(Unaudited)

	Quarter over quarter		Year over year
	December 2009 vs. December 2008		December 2009 vs. December 2008
	Volume	Price	Volume	Price
Polyester	18.1%	-7.1%	6.7%	-10.5%
Nylon	10.8%	8.7%	-8.5%	6.7%

Consolidated	17.2%	-4.1%	4.8%	-8.1%

	Quarter over trailing quarter
	December 2009 vs. September 2009
	Volume	Price
Polyester	-2.3%	2.1%
Nylon	2.9%	-4.0%

Consolidated	-1.7%	1.3%

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Balance Sheet Highlights
(Amounts in thousands, except days in receivables/payables)
(Unaudited)

	December	September	June	March
	2009	2009	2009	2009
Cash	$54,442	$55,700	$42,659	$23,544

Restricted Cash-Domestic	—	—	—	8,809
Restricted Cash-Foreign Deposits	3,609	5,843	6,930	7,170

Total Restricted Cash	3,609	5,843	6,930	15,979

Total Cash	$58,051	$61,543	$49,589	$39,523

Short-Term Debt	$3,977	$6,212	$6,845	$6,119
Long-Term Debt	179,391	179,391	180,344	192,049

Total Debt	183,368	185,603	187,189	198,168

Net Debt	$125,317	$124,060	$137,600	$158,645

Equity	$255,951	$256,508	$224,969	$238,102

Net Working Capital (1)	$128,872	$126,363	$126,151	$127,854
Days in receivables	45	51	51	55
Days in payables	20	25	19	19

(1)	Includes only Accounts Receivable, Inventories, Accounts Payable, and Accrued Expenses; excludes discontinued operations

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Equity Affiliates Highlights
(Amounts in thousands, except percentages)
(Unaudited)

	Quarter Ended December 27, 2009		Year-To-Date December 27, 2009
	Earnings (Loss)	Distributions	Earnings (Loss)	Distributions
Parkdale America (34%)	$1,724	$—	$4,076	$1,611
UNF (50%)	100	—	277	—
UNF America (50%)	41	—	41	—
Intercompany Eliminations	(256)	—	(722)	—

Total	$1,609	$—	$3,672	$1,611

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Adjusted EBITDA Reconciliation
to Net Income
(Amounts in thousands)
(Unaudited)

	Quarters Ended		Year-To-Date
	September	December	December
	2009	2009	2009
Net income	$2,489	$1,953	$4,442
Provision for income taxes	2,535	1,124	3,659
Interest expense, net	4,746	4,389	9,135
Depreciation and amortization expense	6,696	6,648	13,344
Equity in earnings of unconsolidated affiliates	(2,063)	(1,609)	(3,672)
Non-cash compensation, net of distributions	770	846	1,616
(Gain) loss on sales of PP&E	(94)	37	(57)
Currency and hedging (gains) losses	13	(133)	(120)
Write down of long-lived assets	100	—	100
Gain on extinguishment of debt	(54)	—	(54)

Adjusted EBITDA	$15,138	$13,255	$28,393

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Non-GAAP
Financial Measures
Non-GAAP Financial Measures
     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors.
     Adjusted EBITDA
     Adjusted EBITDA represents net income or loss before income tax expense, interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude equity in earnings and losses of unconsolidated affiliates, write down of long-lived assets, non-cash compensation expense net of distributions, gains or losses on sales of property, plant and equipment, currency and hedging gains and losses, and gain on extinguishment of debt. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations.
     We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not have an impact on our ability to service our debt. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.
     In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Unifi, Inc.
Second Qtr. Conf. Call
February 4, 2010
Non-GAAP
Financial Measures — continued
Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.